SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2003

                            FOCUS ENHANCEMENTS, INC.

             (Exact name of registrant as specified in its charter)



      DELAWARE                     1-11860                      04-3144936
--------------------       -----------------------        ----------------------
  (State or other                (Commission                  (IRS Employer
  jurisdiction of                File Number)               Identification No.)
   incorporation)




        1370 Dell Ave., Campbell, CA                           95008
        -----------------------------                          -----
   (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (408) 866-8300

Item 7. Financial Statements and Exhibits

(c) Exhibits

    99.1 Press release dated May 5, 2003

Item 9. Regulation FD Disclosure

FOCUS Enhancements Announces First Quarter 2003 Results.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            FOCUS ENHANCEMENTS, INC.





Date:  May 5, 2003               BY:    /s/ Gary Williams
                                           ---------------------

                                    Name:      Gary Williams
                                    Title:     Principal Financial Officer
                                               Vice President of Finance
                                               & CFO